Exhibit 25(a)

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)   ☐

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

K. Wendy Kumar

U.S. Bank Trust National Association

100 Wall Street, Suite 1600

New York, NY 10005

Telephone (212) 361-2535

(Name, address and telephone number of agent for service)

Public Service Company of Colorado

(Exact name of obligor as specified in its charter)

Colorado	84-0296600
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

1225 17th Street
Denver, CO	80202-5533
(Address of principal executive offices)	(Zip Code)

First Mortgage Bonds

FORM T-1

Item 1.           GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)                        Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)                       Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.           AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15                                      Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16       LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.          A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.   A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.          A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.          A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

5.          Not applicable.

6.          The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.          Report of Condition of the Trustee as of September 30, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.          Not applicable.

9.          Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 30th day of January, 2009.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	// K. Wendy Kumar//
Name:	K. Wendy Kumar
Title:	Vice President

Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of September 30, 2008

($000’s)

9/30/2008

Assets
Cash and Balances Due From Depository Institutions	$502,767
Fixed Assets	72
Intangible Assets	71,991
Other Assets	24,487
Total Assets	$599,317

Liabilities

Other Liabilities	$20,536
Total Liabilities	$20,536

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	71,849
Total Equity Capital	$578,781

Total Liabilities and Equity Capital	$599,317

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	//K. Wendy Kumar//
Name: K. Wendy Kumar
Title: Vice President

Date:	January 30, 2009